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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 12, 2004
                 -----------------------------------------------
                (Date of Report; Date of Earliest Event Reported)

                          Northfield Laboratories Inc.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    000-24050                36-3378733
-----------------------------   -----------------------   ----------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)

                               1560 Sherman Avenue
                                   Suite 1000
                          Evanston, Illinois 60201-4800
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                    (Address of Principal Executive Offices)

                                 (847) 864-3500
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events and Required FD Disclosure.

            On May 13, 2004, Northfield Laboratories Inc. announced that it has obtained commitments from institutional investors to purchase approximately $23.4 million of its common stock in a registered direct offering. The exhibits filed herewith relate to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission by the Company on June 27, 2003 (SEC File No. 333-106615), as supplemented by the Prospectus Supplement filed pursuant to Rule 424(b)(2) on May 13, 2004. A copy of the Company's press release announcing this offering is attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Information and Exhibits.

            (c) Exhibits.

            Exhibit 1.1  - Placement Agent Agreement dated May 12, 2004 between
                           Northfield Laboratories Inc. and SG Cowen & Co., LLC.

            Exhibit 4.1  - Placement Agent's Warrant.

            Exhibit 5.1  - Opinion of Baker & McKenzie.

            Exhibit 23.1 - Consent of Baker & McKenzie (contained in their opinion filed as Exhibit 5.1).

            Exhibit 99.1 - Press Release, dated May 13, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Northfield has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2004             NORTHFIELD LABORATORIES INC.

                                By /s/ Jack J. Kogut
                                   ---------------------------------------------
                                       Jack J. Kogut
                                       Senior Vice President and Chief Financial
                                       Officer